Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

FIRST FOUNDATION INC.

Annual Report on Form 10-K

for the Year ended December 31, 2024

In connection with the accompanying Annual Report on Form 10-K of First Foundation Inc. (the “Company”), for the year ended December 31, 2024, as filed with the Securities and Exchange Commission as of the date hereof (the “Annual Report”), I, James Britton, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C.§ 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1)        The Annual Report fully complies with the requirements of Section 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)        The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Ebruary
Date: March 17, 2025	/s/ JAMES BRITTON
James Britton
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to First Foundation Inc. and will be retained by First Foundation Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) and is not being filed as part of the Annual Report or as a separate disclosure statement.